UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 25, 2012

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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Bullitt Lane, Suite 450 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On June 28, 2012, Sypris Solutions, Inc. (the “Company”) issued a press release entitled “Sypris Joins the Russell 2000® Index”, announcing that the Company was added to the list of additions to the Russell 2000 Index as part of Russell Investment’s 2012 reconstitution process. A copy of the press release is attached as Exhibit 99 hereto, and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99	Press release issued June 28, 2012.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 28, 2012	Sypris Solutions, Inc.

		By:	/s/ Brian A. Lutes
Brian A. Lutes
Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	Registrant’s press release dated June 28, 2012.